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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                               ENDWAVE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

              Delaware                                  95-4333817
(State of Incorporation or Organization)    (I.R.S. Employer Identification no.)


     321 Soquel Way, Sunnyvale, CA                       94085
(Address of principal executive offices)              (Zip Code)


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. / /

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following. /X/


Securities Act registration statement number to which this form relates:
333-41302

Securities to be registered pursuant to Section 12(b) of the Act:  None

Securities to be registered pursuant to Section 12(g) of the Act: Common Stock, $.001 par value.






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ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

        A description of the Common Stock to be registered hereunder, par value $.001, is included under the caption "Description of Capital Stock," set forth in the Prospectus included in the Registrant's Registration Statement on Form S-1, initially filed with the Securities and Exchange Commission on July 12, 2000 and as subsequently amended, Registration No. 333-41302 (the "Registration Statement on Form S-1"), and is incorporated herein by reference.

ITEM 2.   EXHIBITS.

EXHIBIT
NUMBER
(Corresponding to
Registration Statement
on Form S-1)             DESCRIPTION

3.1 Amended and Restated Certificate of Incorporation, as currently in effect. (1)

3.2 Form of Amended and Restated Certificate of Incorporation to be filed upon the closing of the Registrant's offering pursuant to the Registration Statement on Form S-1.(1)

3.5                      Amended and Restated Bylaws, as currently in effect.(1)

3.6 Form of Amended and Restated Bylaws of the Registrant to be effective upon the closing of the Registrant's offering pursuant to the Registration Statement on Form S-1.(1)

4.1                      Form of Specimen Certificate for Registrant's Common
                         Stock.(1)

_______________________________


     (1) Filed as an exhibit to the Registration Statement on Form S-1, and incorporated herein by reference.




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                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Sunnyvale, State of California, on this 27th day of September, 2000.


                                            ENDWAVE CORPORATION
                                            (Registrant)


                                    By:/s/ EDWARD A. KEIBLE
                                       -----------------------------------------
                                        Edward A. Keible, Jr.
                                        President and Chief Executive Officer